UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2003

infoUSA INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle, Omaha Nebraska (Address of principal executive offices)	68127 (Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 Press Release dated August 14, 2003
EX-99.2 Press Release dated August 18, 2003
EX-99.3 Press Release dated August 20, 2003

Item 5. Other Events

     On August 14, 2003, infoUSA Inc. issued the news release attached hereto as Exhibit 99.1 stating that its Chief Financial Officer (CFO) had resigned effective October 21, 2003 to pursue a political career. On August 18, 2003 the Company issued a news release attached hereto as Exhibit 99.2 stating that Tim Hoffman was appointed Chief Accounting Officer to aid in the transition to a new CFO.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated August 14, 2003
99.2	Press release dated August 18, 2003
99.3	Press release dated August 20, 2003

Item 9. Regulation FD Disclosure.

     On August 20, 2003, infoUSA Inc. issued the news release attached hereto as Exhibit 99.3 with respect to a payment on its revolving line of credit and the reduction of the interest rate on the revolving line of credit.

     In accordance with General Instruction B.2 of Form 8-K, the information attached hereto as an exhibit pursuant to Item 9 should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc.

By:	/s/ Stormy L. Dean

Stormy L. Dean, Chief Financial Officer

Dated: August 20, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press release dated August 14, 2003
99.2	Press release dated August 18, 2003
99.3	Press release dated August 20, 2003